Barclays Americas Select Conference May 21, 2013 Grayson Hall Chief Executive Officer Exhibit 99.1

Why Regions?
Competitive Position
• Strong presence in high-growth markets
• Competitive product set
Proven Track Record
• Stable net interest margin
• Commitment to positive operating leverage
• Disciplined expense management
Opportunity for
Outperformance
• Business plans to support growth
• Significant credit leverage remains
• Low loan to deposit ratio
Moving Forward
• Creating shared value for our customers, communities,
associates and shareholders

IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
MS
AL
GA
TX
LA
FL

REGIONS

Regions Branches
Deposit Market Share
Regions Insurance Group
A leading southeastern banking franchise
Company Snapshot
March 2013
Associates 23,466
Assets $120B
Loans $74B
Deposits $94B
Branches 1,709
ATMs 2,048
Market Cap* $12.7B
* As of May 14, 2013
#4
#4
#2
#1
#1
#1 #6
Birmingham, Alabama
#

IA
IL
IN
MO
KY
VA
NC
TN
AR
TX
LA
MS
AL
GA
SC
FL

Regions

Top 10 MSAs     Deposits
Market
Rank
’12-’17E
Population
Growth
Birmingham, AL $10.1
1
Nashville, TN $7.0

Tampa, FL $5.0
4
Miami, FL $4.0
11
Memphis, TN $3.9
2
Atlanta, GA $3.3
6
St. Louis, MO $3.0
4
Jackson, MS $2.9

New Orleans, LA $2.4

Mobile, AL $2.3
1
1.7%
7.6%
3.4%
1.4%
3.5%
3.7%
7.6%
2.2%
5.3%
2.0%
($ in billions)
National Average: 3.5%
Source: SNL Financial
Attractive geographic footprint
Characterized by leading competitive positions in high-growth markets
9.0 and above
8.0 to 8.9
7.0 to 7.9
6.0 to 6.9
5.9 or less
Projected Population Growth (%)

Rank Name Market Share
1 Bank of America 11.1%
2 Wells Fargo 9.9%
3 Regions 9.4%
4 SunTrust 6.7%
5 JPMorgan Chase 3.8%
6 BB&T 3.0%
7 Capital One 2.2%
8 First Horizon 2.0%
9 Hancock 1.7%
10 Citi 1.6%
Source: SNL Financial
Note: Core Markets include Alabama, Florida, Louisiana, Mississippi, Arkansas, and Tennessee
Weighted Average Deposit Market Share
in Regions’ Core Markets
Well-positioned relative to competitors
National Deposit Market Share
Rank Name Market Share
1 Bank of America 12.3%
2 Wells Fargo 10.7%
3 JPMorgan Chase 10.4%
4 Citi 4.9%
5 U.S. Bancorp 2.8%
6 PNC 2.5%
7 Capital One 2.4%
8 Toronto Dominion 2.0%
9 BB&T 1.7%
10 SunTrust 1.6%
14 Regions 1.3%

Balance Sheet 1Q13 1Q11 Improvement
Deposit Costs
(1)
0.18% 0.59% 41 bps
Total Funding Costs
(1)
0.45% 0.86% 41 bps
Time Deposits as % of Total Deposits 13% 24%
Low-Cost Deposits $81.9B $73.7B 11%
Profitability
Mortgage Revenue $72MM $45MM 60%
Net Interest Margin
(1)
3.13% 3.09% 4 bps
Efficiency Ratio
(2)
64.9% 68.3% 340 bps
Credit Risk Profile
Non-Performing Assets $1.8B $3.9B 54%
Net Charge-Offs $180MM $481MM 63%
Allowance for Loan Losses / Loans 2.37% 3.92% 155 bps
Capital and Liquidity
Tier 1 Common Ratio
(2)
11.2% 7.9% 330 bps
Loan to Deposit Ratio 79% 84% More liquid
Stronger company today
(1) From continuing operations
(2) Non-GAAP - see appendix for reconciliation
1100 bps

Loan trends
Total Loan Balances
(1)
($ in millions)
(1) Ending balances
46,421 46,324
45,705
44,793 45,061
30,299
29,878
29,554
29,202
28,875
$76,720
$76,202
$75,259
$73,995 $73,936
1Q12 2Q12 3Q12 4Q12 1Q13
Commercial and Investor Real Estate Consumer Lending

Net interest margin stable as peers decline
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
Net Interest Margin vs. Peers
43 bps
Variance
26 bps
Variance
3.52%
3.51%
3.47%
3.44%
3.39%
3.09%
3.16%
3.08%
3.10%
3.13%
1Q12 2Q12 3Q12 4Q12 1Q13
Peer Average Regions

Deposit trends
Deposit Balances
(1)
and Deposit Costs
($ in millions)
(1) Average balances
77,008
78,688
79,073 80,585
80,960
19,053
17,175
15,536
14,220
12,904
$96,061
$95,863
$94,609
$94,805
$93,864
37 bps
32 bps
28 bps
22 bps
18 bps
1Q12 2Q12 3Q12 4Q12 1Q13
Low Cost Deposits Time Deposits + Other Deposit Costs

Expense control – a culture, not a campaign
Total Expenses 1Q13 vs. 1Q12 % Change
Non-Interest Expense
(1)
/ Average Assets
2.7%
2.9% 2.9%
3.0%
3.1% 3.1%
3.2% 3.2% 3.2% 3.2%
3.2%
3.6%
3.9%
Bank
#1
Bank
#2
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11
Bank
#12
Bank
#13
-25%
-11%
-8%
-6%
-4%
- 4%
- 3%
- 1%
0% 0%
1%
3%
6%
Bank
#1
Bank
#2
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11
Bank
#12
Bank
#13

Peer banks include: BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
(1) 1Q13 Adjusted to exclude non-core items, ratios are annualized – See appendix for reconciliation

Continued asset quality improvement
Significant credit leverage remains
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
46% decrease Y-O-Y
Allowance for Loan Losses / Total Loans
Net Charge-Offs and Ratio
($ in millions)
$332
$265
$262
$180
$180
1.73%
1.39%
1.38%
0.96%
0.99%
1Q12 2Q12 3Q12 4Q12 1Q13
Net Charge-Offs
Net Charge-Offs as % of Average Loans
2.22%
1.81%
3.30%
2.37%
1Q12 2Q12 3Q12 4Q12 1Q13
Peer Group Median Regions

Strong capital and solid liquidity
(1) Non-GAAP – See appendix for reconciliation
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
Estimated Basel III
(1)
at the end of
1Q13 was 9.1%
Loan to Deposit Ratio Tier 1 Common Ratio
(1)
9.6%
10.0%
10.5%
10.8%
11.2%
9.6%
9.8%
9.9%
10.0%
10.1%
1Q12 2Q12 3Q12 4Q12 1Q13
Regions Peer Median
79%
80%
79%
78%
79%
87%
88% 88%
88%
88%
1Q12 2Q12 3Q12 4Q12 1Q13
Regions Peer Median

Consumer Services Business Services Wealth Management
Create shared value
Going to market as One bank, One team, One Regions
Providing service quality that creates exceptional loyalty and retention
•
Grow households
•
Grow quality earning assets
•
Leverage NOW Banking
•
Grow credit cards, mortgage
and indirect lending
•
Leverage technology to
improve sales and efficiency
•
Maintain disciplined focus on
specialized industries:
• Healthcare
• Restaurant
• Transportation
• Technology & Defense
• Energy
•
Appropriate loan growth in
conjunction with our risk
appetite
•
Grow trust assets under
management
•
Branch-based Financial
Consultants
•
Expand service and product
offerings
•
Insurance services
Key focus areas for 2013
Understanding customer needs through a full and detailed 360° view

Moving forward in 2013
•
Through                    , maximize opportunities to deepen quality customer
relationships
•
Grow households
•
Positioned for continued increases in loan production
•
Indirect auto portfolio
•
Commercial and Industrial
•
Credit card
•
Retention of 15-year fixed rate mortgages
•
Continue to leverage NOW Banking suite of products
•
Improve efficiency through investments in technology
•
Further enhancements to lower-cost delivery channels
•
Enhanced services and technology platforms within Wealth Management
•
Continue to seek opportunities to reduce expenses
•
Commitment to positive operating leverage

15 Appendix

Forward-looking statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. Future and proposed rules, including those that are part of the Basel III process are expected to require banking institutions to increase levels of capital and to meet more stringent liquidity requirements. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the  impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates could also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current challenging economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions' business model or products and services.
› Possible stresses in the financial and real estate markets, including possible deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively identify and manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Regions ability to identify and address data security breaches.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› The effects of any damage to Regions reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors" of Regions'
Annual Report on Form 10-K for the year ended December 31, 2012, and the caption "Forward-Looking Statements" of Regions' Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, as filed with the Securities and
Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made.
We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Non-GAAP reconciliation: Tier 1 common
($ amounts in millions)
3/31/13 12/31/12 9/30/12 6/30/12 3/31/12
As of
TIER 1 COMMON RISK-BASED RATIO - CONSOLIDATED
Stockholders' equity (GAAP)  15,740 15,499 $      14,901 $   14,455 $   17,534 $
Accumulated other comprehensive (income) loss  12 (65) (202) (54) 60
Non-qualifying goodwill and intangibles  (4,819) (4,826) (4,836) (4,852) (4,881)
Disallowed deferred tax assets - (35) (238) (336) (345)
Disallowed servicing assets (37) (33) (33) (33) (36)
Qualifying non-controlling interests  93 93 93 92 92
Qualifying trust preferred securities  501 501 846 846 846
Tier 1 capital (regulatory)  11,490 $       11,134 $      10,531 $   10,118 $   13,270 $
Qualifying non-controlling interests  (93) (93) (93) (92) (92)
Qualifying trust preferred securities  (501) (501) (846) (846) (846)
Preferred stock  (474) (482) - - (3,429)
Tier 1 common equity (non-GAAP)  A 10,422 $       10,058 $      9,592 $     9,180 $     8,903 $
Risk-weighted assets (regulatory)  B 92,787 92,811 91,723 91,779 92,546
Tier 1 common risk-based ratio (non-GAAP)  A/B 11.2% 10.8% 10.5% 10.0% 9.6%
The following table provides  calculations of Tier 1 capital (regulatory) and "Tier 1 common equity" (non-GAAP).  Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations.  In connection with the
Company's Comprehensive Capital Analysis and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of
Tier 1 capital, known as Tier 1 common equity.  While not prescribed in amount by federal banking regulations,  analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure.  Because Tier 1 common equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations, this measure is considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions' disclosed calculations.  Since analysts and banking regulators may assess Regions' capital adequacy using Tier 1 common equity, management believes that it is useful to provide investors the ability to assess Regions' capital adequacy on this same basis.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP).  Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP).  The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

income / expense, fee income ratios and
efficiency ratios
($ amounts in millions)    3/31/13 12/31/12 9/30/12 6/30/12 3/31/12
Continuing Operations
Non-interest expense (GAAP) 842 $   902 $   869 $   842 $   913 $     (60) $      -6.7% (71) $      -7.8%
Adjustments:
REIT investment early termination costs - (42) - - - 42 -100.0% - -
Loss on early extinguishment of debt - (11) - - - 11 -100.0% - -
Securities impairment, net - - - (2) - - - - -
Adjusted non-interest expense (non-GAAP) A 842 $   849 $   869 $   840 $   913 $     (7) $        -0.8% (71) $      -7.8%
Net interest income (GAAP) 798 $   818 $   817 $   838 $   827 $     (20) $      -2.4% (29) $      -3.5%
Taxable-equivalent adjustment 13 13 13 12 12 - - 1 8.3%
Net interest income, taxable-equivalent basis 811 831 830 850 839 (20) -2.4% (28) -3.3%
Non-interest income (GAAP) 501 536 533 507 524 (35) -6.5% (23) -4.4%
Adjustments:
Securities gains, net (15) (12) (12) (12) (12) (3) 25.0% (3) 25.0%
Leveraged lease termination gains, net - - - (7) (7) - - 7 -100.0%
Adjusted non-interest income (non-GAAP) B 486 524 521 488 505 (38) -7.3% (19) -3.8%
Adjusted total revenue (non-GAAP) C 1,297 $ 1,355 $ 1,351 $ 1,338 $ 1,344 $  (58) $      -4.3% (47) $      -3.5%
Adjusted fee income ratio (non-GAAP) B/C 37.5% 38.7% 38.6% 36.5% 37.6%
Adjusted efficiency ratio (non-GAAP) A/C 64.9% 62.7% 64.3% 62.8% 67.9%
Quarter Ended
1Q13 vs. 4Q12 1Q13 vs. 1Q12
Non-GAAP reconciliation: non-interest
The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue.  The table also shows the fee income ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors.
Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio.  Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue.  Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the
Company on the same basis as that applied by management.

Non-GAAP reconciliation: Basel III
(1) Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. These assets are partially allowed in Basel I capital.
(2) Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by
Basel III.  The amount included above is a reasonable approximation, based on our understanding of the requirements.
Estimate based on June
2012 U.S. Notices of
Proposed Rulemaking
($ amounts in millions)
3/31/13
Stockholders' equity (GAAP)  15,740
Non-qualifying goodwill and intangibles
(1)
(4,956)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (301)
Non-Common Tier 1 (474)
Basel III Tier 1 Common (non-GAAP) 10,009
Basel I risk-weighted assets 92,787
Basel III risk-weighted assets
(2)
109,728
Basel III Tier 1 Common Ratio 9.1%
The following table provides calculations of Tier 1 common, based on Regions’ current understanding of Basel III requirements, as proposed by the U.S. Notices of
Proposed Rulemaking released in June 2012.  Regions currently calculates its risk-based capital ratios under guidelines adopted by the Federal Reserve based on the
1988 Capital Accord (“Basel I”) of the Basel Committee on Banking Supervision (the “Basel Committee”).  In December 2010, the Basel Committee released its final framework for Basel III, which will strengthen international capital and liquidity regulation.  In June 2012, U.S. Regulators released three separate Notices of Proposed
Rulemaking covering U.S. implementation of the Basel III framework.   When implemented by U.S. bank regulatory agencies and fully phased-in, Basel III will change capital requirements and place greater emphasis on common equity.  The Federal Reserve has announced a delay in the implementation date of the final rules.
However, when implemented there will be a phase in period of up to 6 years.  The calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process.  Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized.  Because the Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from
Regions’ disclosed calculations.  Since analysts and banking regulators may assess Regions’ capital adequacy using the Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.